UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

GOLDEN QUEEN MINING CO. LTD.

(Exact name of registrant as specified in its charter)

0-21777

(Commission File Number)

British Columbia, Canada	Not Applicable
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

#2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2

(Address of principal executive offices) (Zip Code)

(778) 373-1557

Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of the holders of common shares of Golden Queen Mining Co. Ltd. held on June 11, 2018, the shareholders voted on the following matters:

1.	Fixing the Number of Directors at four. The shareholders approved the number of directors to be fixed at four.

For:	177,876,271
Against:	633,041
Broker Non-Votes:	39,748,712

2.	Election of Directors. The following nominees were elected as directors to serve until the next annual general meeting of the shareholders:

Thomas M Clay:	For:	177,508,269
	Withheld:	1,001,043
	Broker Non-Votes:	39,748,712

Paul M. Blythe:	For:	177,666,868
	Withheld:	842,444
	Broker Non-Votes:	39,748,712

Bryan A Coates:	For:	177,662,496
	Withheld:	846,816
	Broker Non-Votes:	39,748,712

Bernard Guarnera:	For:	177,665,063
	Withheld:	844,249
	Broker Non-Votes:	39,748,712

Paul M. Blythe:	For:	177,666,868
	Withheld:	842,444
	Broker Non-Votes:	39,748,712

3.	Appointment of Auditors. The shareholders approved the appointment of PricewaterhouseCoopers LLP as auditors of the Company at a remuneration to be fixed by the Directors.

For:	217,367,002
Withheld:	891,022
Broker Non-Votes:	0

4.	Approval of Unallocated Entitlements under the Stock Option Plan. The shareholders approved all unallocated entitlements under the Stock Option Plan and the Company continues to have the ability to grant options under the Plan until June 11, 2021.

For:	174,157,525
Against:	4,351,787
Broker Non-Votes:	39,748,712

Item 7.01 Regulation FD Disclosure.

On June 12, 2018, the Company issued a press release entitled “Golden Queen Announces Voting Results of Annual General Meeting”. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

The following Exhibit relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1	News release of Golden Queen Mining Co. Ltd. dated June 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Queen Mining Co. Ltd.
Date	June 12, 2018	(Registrant)

“Brenda Dayton”
Brenda Dayton, Corporate Secretary